UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 20, 1996


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




         Delaware                   1-8736               94-2934609
     (State or other            (Commission           (I.R.S. Employer
      jurisdiction of            File Number)          Identification Number)
      incorporation)



           650 California Street, San Francisco, California 94108-2788
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 981-8150



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Item 5.    Other Events.

           This form 8-K is submitted to file the previously unfiled document listed below in Item 7.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

Exhibit 3.6 Amendment to Certificate of Designation of Series A Participating Cumulative Preferred Stock of Homestake Mining Company.




                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:   November 20, 1996


                                            HOMESTAKE MINING COMPANY
                                                   (Registrant)



                                            By:  /s/ David W. Peat
                                                ------------------
                                                 David W. Peat
                                                 Vice President and Controller



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